Investor Presentation November 2021

Safe Harbor Statement 2

3 DZS (Nasdaq: DZSI)

4 DZS (Nasdaq: DZSI) Global Innovator of: Broadband Connectivity enabling Multi-Gigabit Customer Experiences Packet-based Mobile Transport enabling Cost Effective 5G Deployments Cloud-Native Software Defined Orchestration & Analytics enabling Network-as-a-Service (NaaS) and Software-as-a-Service (SaaS) SDN Agile Insight Open 10Gbps+ © 2021 DZS – Proprietary and Confidential

750+ Active Customers Broadband Connectivity and Mobile Transport Pure Play 20+ Million Systems in Service Global Footprint HQ in Texas R&D in US / SE Asia Manufacturing in US/SE Asia Technology Partner to 15 of the Top 30 Global Telecom Carriers © 2021 DZS – Proprietary and Confidential 5

6 Transformation Yielding Results Management focused on People, Innovation Growth and Operational Excellence Top-Graded Executive Leadership, Sales and Product Organizations 14% YoY Growth (midpoint guidance) Record Orders / Revenue / Backlog Margin Expansion Underway Two Technology Acquisitions: Complementing Mobile Transport portfolio Accelerating Software Defined Networking and Network Automation $64 million follow-on equity: January 2021 *2021 revenues reflect the midpoint of guidance as of November 1, 2021 $247 $282 $307 $301 $342 $400 $350 $300 $250 $200 $150 $100 $50 $0 Annual Revenue Performance (2017 – 2021*) © 2021 DZS – Proprietary and Confidential

Q3 Ending Financial Metrics © 2021 DZS – Proprietary and Confidential 7 Note: in millions Refer to “Q1-Q3 2021 Shareholder Reports dated May 3, 2021, August 2, 2021, and November 1, 2021” as an exhibit to the 8-K filed with the SEC on May 3, 2021, August 2, 2021, and November 1, 2021 and available on the Company’s website at https://investor.dzsi.com/investor-relations/default.aspx. Refer to “GAAP to Adjusted (non-GAAP) reconciliations in the Appendix”

Bandwidth Access Demand Network Connectivity Demand Upgrade Cycle By 2023, a 5G connection will generate over 3x more traffic than a 4G connection (Cisco, CAIR 2020) By 2023, IoT devices will account for 50% of all networked devices (Cisco, CAIR 2020) Gigabit  Multi-Gigabit Device connections per person will increase 1.5X by 2023 (Cisco, CAIR 2020) Average broadband speed will increase 2.5X by 2023 (Cisco, CAIR 2020) Average mobile speed will increase 3.3X by 2023 (Cisco, CAIR 2020) Network traffic increased 60% since start of pandemic (OECD 2020) 4G  © 2021 DZS – Proprietary and Confidential 8 Note: 1) Cisco Annual Internet Report (2018-2023) White Paper, March 2020, (www.cisco.com) 2) OECD, “Tackling Coronavirus: Contributing to a Global Effort”, May 2020, (www.oecd.org)

Secular Trends Create Near-Term Opportunity © 2021 DZS – Proprietary and Confidential 9 5G Open RAN 1G 2G 3G 4G Up 600% by 2024 (Omdia 2020) Mbps Gbps 2025 Access revenue projections have increased 40% YoY (Omdia 2020 vs 2021) Multi-Gig Broadband Upgrade Cycle Open & Software Defined Networks Geopolitical Global Stimulus Security Bans Agile Efficient Best-in-Class Note: 1) Omdia, “2021 Trends to Watch: Mobile Infrastructure”, November 2020, (www.omdia.com) 2) Omdia , “Fiber and Copper Access Equipment Forecast”, July 2020 and July 2021, (www.omdia.com)

Differentiated Platforms and Software Portfolio Analyze | Automate | Accelerate 4G / 5G xHaul 10 Gig+ XGS-PON | 10G AE Wi-Fi Everywhere © 2021 DZS – Proprietary and Confidential 10

11 Open and Software Defined Networks Trend: Solution: Developments: 5G Network Orchestration and Automation win with TELUS Collaboration with QCT: Focus on virtualization, MANO, O-RAN Validation of strength of SDN expertise Demo @ Big 5G Event (Aug. 31-Sept 2)

12 5G Drives Mobile Transport Solutions Trend: Solution: Developments: Charlie Vogt joins boards of: O-RAN subscriber growth  4.45M subs 16 companies active in RCP Symphony adoption Partnerships: Announced collaboration with QCT Focus on virtualization, MANO, O-RAN Demo @ Big 5G Event (Aug. 31-Sept 2)

13 Generational Broadband Upgrade Cycle Trend: Solution: XCelerate by DZS portfolio 10G combo line cards / systems Cloud Virtualization ready Helix portfolio New 10G Gig-class / Wi-Fi 6 Systems Leverage DZS Cloud for enhanced experience/efficiencies Multi-gigabit Fiber-based Broadband deployment with DZS 10Gbps+ Developments:

14 Government Sponsored Broadband Initiatives RDOF - $20B Bipartisan Infrastructure - $42B American Rescue Plan Act - $7B CARES Act - $125M Consolidated Appropriations Act - $1B Huawei Rip/Replace - $2B Project Gigabit - $7B Huawei Rip/Replace commitment BMVI - $14B Geo-Political USA Canada Germany Tailwind & Developments: PFTHD - $24B

Exciting New Partnership Creates:

XPerience DZS


DZS Cloud + Plume = Wow!
NEW SERVICES | NEW REVENUES | UNPARALLELED INSIGHTS | GREATER EFFICIENCIES | LOWER CHURN | END-TO-END VISIBILITY

DZS Launches New SaaS Solution

Partnership with Plume creates a cloud-native SaaS broadband experience and service management solution within DZS Cloud

DZS Cloud
Optimal Smart Home/Business Experience


HomePass
WorkPass
Haystack

helix DZS
OpenSync Integration into WiFi6 Devices



Enables DZS customers to transform from technology providers to experience providers

- **Increase ARPU**
- **Improve NPS**
- **Accelerate Service Velocity**
- **Eliminate Truck Rolls**
- **Reduce Support Calls**
- **Lower Install Costs**
- **Mitigate Churn**

15

16 Broadband Connectivity Core Network Internet Brilliant Buildings/Enterprises Access Ring(s) n x 10-100G Residential CO / Remote OLT Connected PREMISES 4G/5G Mobile Transport Aggregation n x 100-200G Neighborhood xPON (1-10G+) ONU

17 Brilliant Buildings/Enterprises Access Ring(s) n x 10-100G Residential Neighborhood xPON (1-10G+) CO / Remote OLT 4G/5G Mobile Analytics Policy Device and Service Activation Transport Aggregation n x 100-200G ONU Core Network Internet Software Defined Networking + Broadband

Mobile Transport Network


MOBILE
Transport
Existing
Radio Site
CPRI
<10G
Backhaul
100-200G
Midhaul
n x 25-50G
4G/5G
Radio Site
n x 100-200G
eCPRI /
OpenFH
Internet
Core
Network
Transport
Aggregation
Backhaul
Transport
Cell Site
Router
Fronthaul
Gateway
10G PON Backhaul
Wi-Fi 6 /
Small Cell
= Addressed by DZS

© 2021 DZS – Proprietary and Confidential
18

Software Defined Networking + Mobile Transport



DZS Cloud
Software Defined / Virtual Network Functions
vBBU / CU
O-RAN DU
Existing
Radio Site
CPRI
<10G
Backhaul
100-200G
Midhaul
n x 25-50G
4G/5G
Radio Site
eCPRI /
OpenFH
n x
100-200G
Internet
Core
Network
Transport
Aggregation
Backhaul
Transport
Cell Site
Router
Fronthaul
Gateway
Wi-Fi 6 /
Small Cell
= Addressed by DZS
MOBILE
Transport

© 2021 DZS – Proprietary and Confidential

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20 DZS Product Portfolio 10G - 400G ZR+ outside plant / network edge hardened optical transport system Market first 10G PON FTTx solutions delivering ultra-high speed, disaggregation-ready Internet services PoLAN solutions delivering security, reliability, cost and space savings for Fiber-based enterprises 5G Transport solutions enabling more capacity, coverage and QoS Extensive portfolio of ONTs and fixed wireless delivering High-speed internet service, always-on, service assurance and advanced WiFi service, whole home coverage and QOS prioritization of data and video content GPON ONTs Fixed Wireless Enterprise ONTs XGS PON ONTs End-to-end intelligence platform for software and network orchestration and automation, advanced data analytics and service management

21 © 2021 DZS – Proprietary and Confidential Year 1 Transformational Milestones New Management Surpassed 1.5M Mobile Port Shipment Milestone YTD 2021: 58 New Customers $64M Equity Raise = Zero Debt Acquired RIFT Software Automation Innovator YTD 2021: Record Orders & Backlog YTD 2021 Revenue Growth: Americas (69%), EMEA (16%) Asia (2%), Mobile (32%), Broadband (15%) Acquired Optelian Transport & xHaul Innovator Transformational Milestones (2021) Launched XCelerate by DZS Next Gen PON Innovations Launched DZS Xperience SaaS Platform CEO Charlie Vogt Wins Light Reading “Person of the Year”

22 Management Misty Kawecki Chief Financial Officer Geoff Burke Chief Marketing Officer Jay Hilbert Chief Revenue Officer Laura Larsen-Misunas Chief People Officer Raghu Marthi Chief Information Officer Justin Ferguson Chief Legal Officer Michael Martin Global Operations Officer Andrew Bender Chief Technology Officer Daniel Won Chief Product Officer Charlie Vogt President & CEO © 2021 DZS – Proprietary and Confidential Executive leadership transforming DZS: Delivering record orders / backlog Gaining market share Accelerating revenue growth in the Americas and EMEA Driving future revenue growth & margin expansion

23 Financial Review

24 Q3 2021 Financial Overview Revenue Adjusted EPS(1,2) Adjusted Gross Margin(1,2) Note: $ in millions, except per share data Refer to “Q1-Q3 2021 Shareholder Reports dated May 3, 2021, August 2, 2021, and November 1, 2021” as an exhibit to the 8-K filed with the SEC on May 3, 2021, August 2, 2021, and November 1, 2021 and available on the Company’s website at https://investor.dzsi.com/investor-relations/default.aspx. Refer to “GAAP to Adjusted (non-GAAP) reconciliations in the Appendix”

25 *2021 Annual Revenue reflects the mid-point of guidance as of November 1, 2021 Revenue Growth Quarterly Revenues (amounts in millions) Annual Revenues (amounts in millions)

26 Revenue by Customer Segment & Geography

27 Margin Expansion Strategy 32.9% Adj. Gross Margin $301M $342M* 34.2%-34.7% Adj. Gross Margin 200-250 bps 150-200 bps 200-250 bps * Mid-point of guidance as of November 1, 2021 EXECUTION 450-600 bps GO TO MARKET 200-300 bps DZS Gross Margin Expansion Opportunity 650-900 bps Product Rationalization Manufacturing Consolidation Supply Chain Optimization Tariff Mitigation New Product Designs Geographic Mix Govt Stimulus Participation Services Offerings

28 Balance Sheet Highlights Cash & Debt DSOs Inventory Turns Debt Cash

29 *Reflects the Company’s guidance as of November 1, 2021 Q4 and Full Year 2021 Guidance (1) Item represents a non-GAAP financial measure. A reconciliation to the comparable GAAP measure is provided in the Appendix section at the end of this document.

30 Appendix

31 Reconciliation of GAAP to Adjusted (Non-GAAP) Results – Three Months Ended September 30, 2021 and 2020

32 Reconciliation of GAAP to Adjusted (Non-GAAP) Results – Three Months Ended June 30, 2021 and 2020

33 Reconciliation of GAAP to Adjusted (Non-GAAP) Results – Three Months Ended March 31, 2021 and 2020

34 Reconciliation of GAAP to Adjusted (Non-GAAP) Results – Three Months Ended December 31, 2020

35 Reconciliation of GAAP to Adjusted (Non-GAAP) Results – Nine Months Ended September 30, 2021 and 2020

36 Reconciliation of Net Income to Adjusted EBITDA

37 Reconciliation of Q4 and 2021 Guidance